UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2018

Rex Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

366 Walker Drive

State College, Pennsylvania 16801

(Address of Principal Executive Office and Zip Code)

(814) 278-7267

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03 Bankruptcy or Receivership.

As previously disclosed, on May 18, 2018, Rex Energy Corporation (the “Company”) and certain of its wholly owned subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Western District of Pennsylvania (the “Bankruptcy Court”). The Debtors’ chapter 11 cases (the “Chapter 11 Cases”) are being administered under the caption In re R.E. Gas Development, LLC, Case No. 18-22032 (JAD).

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on October 22, 2018, on October 16, 2018, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Amended Plan of Liquidation of the Debtors and Debtors in Possession Pursuant to Chapter 11 of the Bankruptcy Code (as may be amended, modified, or supplemented from time to time and including all exhibits and supplements thereto, the “Plan”). On November 14, 2018, the Effective Date of the Plan (as defined in the Plan) occurred. On the same date, the Debtors filed a notice of confirmation of the Plan and occurrence of the Effective Date (the “Notice”) with the Bankruptcy Court. A copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

AS A RESULT OF THE PLAN BEING EFFECTIVE, ALL OF THE COMPANY’S OUTSTANDING EQUITY INTERESTS, CONSISTING OF AUTHORIZED AND OUTSTANDING SHARES OF COMMON AND PREFERRED STOCK OF THE COMPANY, AS WELL AS THE COMPANY’S PREPETITION UNSECURED NOTES (AS DEFINED IN THE PLAN), WERE CANCELLED WITHOUT CONSIDERATION AND HAVE NO VALUE, ALTHOUGH THE PREPETITION UNSECURED NOTES MAY, IF NECESSARY, REMAIN OUTSTANDING FOR A SHORT PERIOD SOLELY TO EFFECT A PREVIOUSLY DECLARED SINGLE AND FINAL DISTRIBUTION WITH RESPECT THERETO. IN ADDITION, AS A RESULT OF THE PLAN BEING EFFECTIVE, THE COMPANY’S PREPETITION SECOND LIEN NOTES (AS DEFINED IN THE PLAN) WERE ALSO CANCELLED, THOUGH PROCEDURES WERE ESTABLISHED FOR PURPOSES OF MAKING DISTRIBUTION(S) IN RESPECT OF THE PREPETITION SECOND LIEN NOTES PER THE TERMS OF THE PLAN AND/OR IN ACCORDANCE WITH THE PURCHASE AGREEMENT (AS DEFINED IN THE PLAN).

The Company will file a Form 15 with the Securities and Exchange Commission to provide notice of the suspension of its reporting obligations under Section 12 and Section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”). Upon filing a Form 15, the Company will immediately cease filing any further periodic or current reports under the Exchange Act.

Item 3.03. Material Modification of Rights of Security Holders.

Pursuant to the Plan, all outstanding equity interests in the Company (including outstanding shares of common and preferred stock, options, warrants or contractual or other rights to acquire any equity interests of the Company) were cancelled on the Effective Date.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on October 22, 2018, certain officers of the Company resigned effective as of September 28, 2018. As of the Effective Date, the remaining officers and directors of the Company had resigned, and Tiffany King was appointed as the sole officer and director of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

99.1	Notice

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

Date: November 14, 2018	By:	/s/ Tiffany King
Name: Tiffany King
Title: Plan Administrator